UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2026

ALLURION TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41767	92-2182207
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Huron Drive

Natick, MA, 01760

(Address of Principal Executive Offices, including Zip Code)

(508) 647-4000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALUR	The New York Stock Exchange
Warrants to purchase 0.056818 shares of Common Stock for $202.50 per share	ALUR WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On March 2, 2026, Allurion Technologies, Inc., a Delaware corporation (the “Company”) announced that it received a letter (the “Delisting Notice”) from the staff of the New York Stock Exchange (the “Exchange” or “NYSE”) indicating that the Company does not meet certain of the Exchange’s continued listing standards as set forth in Section 802.01B of the NYSE Listed Company Manual that require listed companies to maintain either (i) at least $50 million in stockholders’ equity or (ii) at least $50 million in total market capitalization on a 30-trading day average basis and that the Exchange will be commencing delisting proceedings. As previously reported, on August 29, 2024, the Company received a notice from the Exchange stating that the Company was not in compliance with the continued listing criteria of Section 802.01B. The Company has a right to a review of this determination by a Committee of the Board of Directors of the Exchange (the “Committee”). The Company intends to appeal the NYSE’s determination to commence delisting proceedings and will request a review by the Committee. The Company’s securities will continue trading on the NYSE pending such appeal, subject to the Company’s compliance with the other listing requirements of the Exchange.

While the Company is working diligently to regain compliance and intends to appeal the NYSE staff determination, there can be no assurance that an appeal will be successful. If the Committee determines that the trading in the Company’s securities should be suspended, the Exchange staff will promptly initiate delisting proceedings.

The Company’s efforts to regain compliance with the continued listing requirements of the NYSE or gain compliance with the initial listing requirements of another exchange are ongoing and include discussions and negotiations with existing creditors and security holders, as well as capital raising efforts. In furtherance thereof, the Company has previously announced an agreement with its largest creditor to exchange all of its outstanding debt securities for shares of preferred stock at an exchange ratio representing a substantial premium to the Company’s current trading price, subject to certain conditions, and the completion of a warrant inducement transaction on February 24, 2026. Nevertheless, there can be no assurance that the Company will be able to achieve compliance with the Exchange’s continued listing standards or gain compliance with the initial listing requirements of another nationally recognized securities exchange.

The Delisting Notice has no immediate impact on the listing of the Company’s shares of common stock, par value $0.0001 per share (the “Common Stock”) or the Company’s warrants to purchase 0.056818 shares of Common Stock, with an exercise price of $202.50 per share of Common Stock (the “Warrants”), which will continue to be listed and traded on the Exchange during the Exchange’s review period, subject to the Company’s compliance with the other listing requirements of the Exchange. The Delisting Notice does not affect the Company’s ongoing business operations or its reporting requirements with the Securities and Exchange Commission.

If the Common Stock ultimately were to be delisted from the Exchange for any reason, such delisting could negatively impact the Company by (i) reducing the liquidity and market price of the Company’s Common Stock and Warrants; (ii) reducing the number of investors willing to hold or acquire the Common Stock and Warrants, which could negatively impact the Company’s ability to raise equity financing; (iii) limiting the Company’s ability to use a registration statement to offer and sell freely tradable securities, thereby preventing the Company from accessing the public capital markets; and (iv) impairing the Company’s ability to provide equity incentives to its employees.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. federal and state securities laws. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions and include statements regarding the Company’s intention to appeal the delisting determination and the potential success of such appeal; the possibility of becoming listed on a different nationally recognized securities exchange; its intention to remain listed on a nationally recognized securities exchange and its options to regain compliance with the Exchange’s continued listing standards. Forward-looking statements are predictions, projections and other statements about future events that reflect the current beliefs and assumptions of the Company’s management based on information currently available to them and, as a result, are subject to risks and uncertainties. Many factors could cause actual future results or developments to differ materially from the forward-looking statements in this communication, including but not limited to (i) the ability of the Company to maintain regulatory approvals for and successfully commercialize its products and offerings, including the Allurion Balloon, (ii) the timing of, and results from, the Company’s clinical studies and trials, (iii) the evolution of the markets in which the Company competes, (iv) the ability of the Company to defend its intellectual property and satisfy regulatory requirements, (v) the impact of global economic conditions and geopolitical events on the Company’s business, (vi) the Company’s expectations regarding its market opportunities, (vii) the risk of economic downturns and a changing regulatory landscape in the highly competitive industry in which the Company operates, (viii) the risk that the Delisting Notice and noncompliance with NYSE continued listing standards may impact the Company’s results of operations, business operations and reputation and the trading prices and volatility of the Company’s common stock, (ix) the Company’s ability to regain compliance with NYSE continued listing standards or to satisfy the initial listing standards of another nationally recognized securities exchange. The foregoing list of factors is not exhaustive and (x) the Company’s ability to complete a transaction or transactions to achieve compliance with the Exchange’s requirements on acceptable terms, or at all. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed on March 27, 2025, and as amended on August 19, 2025, and updated from time to time by its other filings with the SEC, and its Quarterly Report on Form 10-Q filed with the SEC on November 17, 2025. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made. Allurion undertakes no obligation to update any forward-looking statements to reflect any new information, events, or circumstances after the date they are made, or to reflect the occurrence of unanticipated events, other than as required by applicable law.

Item 8.01	Other Events.

On March 2, 2026, the Company issued a press release announcing the receipt of the Delisting Notice and its intent to appeal the delisting determination described above.

The press release is filed as Exhibit 99.1 and is hereby incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

99.1	Press Release dated March 2, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 2, 2026	Allurion Technologies, Inc.

	By:	/s/ Brendan M. Gibbons
	Name:	Brendan M. Gibbons
	Title:	Chief Legal Officer